AIG RETIREMENT COMPANY I
Supplement to Prospectus dated October 1, 2008
International Equities, Mid Cap Index, Nasdaq-100® Index, Small Cap Index, and Stock Index Funds. In the section titled “About ARC I’s Management — Investment Sub-Advisers — AIG Global Investment Corp.,” the disclosure with respect to John Toohey is deleted in its entirety. Michael Kelly replaced Mr. Toohey in January 2009. The disclosure with respect to these Funds is revised to add Mr. Kelly’s biography, as follows:
“Mr. Kelly, Managing Director, Global Head of Client Asset Allocation & Structured Equities, joined AIG Investments in 1999 as Head of U.S. Equities. In his current role, Mr. Kelly is responsible for the development and management of AIG Investments’ structured equity products worldwide and the expansion of AIG Investments’ capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles with respect to our approaches to both asset allocation and manager selection. Mr. Kelly also serves as one of the permanent members of the firm’s Global Asset Allocation Committee.”
Date: February 13, 2009

AIG RETIREMENT COMPANY I (“ARC I”)
Supplement to Statement of Additional Information dated October 1, 2008
In the section titled “Management of ARC I”, disclosure with respect to Ben H. Love on pages 87 and 90 is deleted. Mr. Love retired as Director of ARC I and Chairman of the Governance Committee of ARC I (the “Governance Committee”) effective October 21, 2008. At the Boards of Directors/Trustees Meeting of ARC I and AIG Retirement Company II held on January 26-27, 2009, Thomas Brown was appointed to replace Mr. Love as Chairman of the Governance Committee, effective January 26, 2009.
The following disclosure, which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, is added to the section titled "Portfolio Managers” under the heading “Other Accounts,” beginning on page 46. References to John Toohey are deleted and the chart should be supplemented with the following:

			Other Accounts
			(As of December 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)
International Equities,	AIGGIC	Michael Kelly	12	$1,285.8	8 (1)	$723	19 (3)	$1,905.9
Mid Cap Index,						$(164.6)		$(710)
Nasdaq-100® Index, Small Cap Index and Stock Index Funds
     Date: February 13, 2009